UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                      -------------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  June 28, 2007

                             SBM CERTIFICATE COMPANY
             (Exact name of registrant as specified in its charter)

        Maryland                       811-6268                  20-0118736
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)

                     7315 Wisconsin Avenue, Suite 1250 West
                               Bethesda, MD 20814
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (301) 656-4200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 4.01.  Change in Registrant's Certifying Accountant.

            (a) On June 22, 2007, the Reznick Group, P.C., formerly Reznick Fedder & Silverman ("Reznick") informed SBM Certificate Company, a Maryland corporation (the "Company"), that Reznick would conclude its services as the Company's independent registered public accounting firm, which determination was reached after Reznick recently concluded, in the exercise of its sole discretion, that risk associated with continuing its engagement with the Company precluded a continued engagement. Reznick's resignation would become effective as of that date. The Audit Committee (the "Audit Committee") of the Company's Board of Directors (the "Board") also resolved to accept Reznick's resignation as of such date. Reznick has offered no other reason for its resignation.

            As of the date of issuance, the reports of Reznick regarding the Company's financial statements as of, and for the fiscal years ended December 31, 2003 and 2002, respectively, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. In addition, other than as disclosed under Item 4.02 below, during the Company's two most recent fiscal years, and the subsequent interim period preceding Reznick's resignation, there was no disagreement with Reznick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Reznick, would have caused it to make reference to the subject matter of the disagreement in connection with its report, nor where there any "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K, during such period. No audited financial statements have been prepared by the Company or filed with the Securities and Exchange Commission for the fiscal years ended December 31, 2006, 2005 or 2004, and Reznick has therefore issued no reports with respect thereto.

            Reznick was provided a copy of the disclosures set forth under this
Item 4.01 and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Reznick is attached hereto as Exhibit 16.

            (b) On June 22, 2007, the Board, upon recommendation of the Audit Committee thereof, resolved to engage RBSM LLP ("RBSM") as the Company's independent registered public accounting firm. The engagement of RBSM remains subject to the completion of its customary acceptance process.

            During the Company's fiscal years ended December 31, 2006 and 2005, and the interim period thereafter preceding the engagement of RBSM as the Company's independent registered public accounting firm, the Company did not consult with RBSM regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by RBSM, or
(iii) any other matter that was the subject of disagreement between the Company and Reznick as described in Item 304(a)(1)(iv) of Regulation S-K.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

            The Company is currently the subject of litigation initiated by the Securities and Exchange Commission (the "SEC Litigation"). Reznick has advised the Audit Committee of Reznick's belief that the Company should consider whether a statement made in a filing submitted by counsel for the Company in May 2006 in connection with the SEC Litigation (the "Pleading") suggested a potential misstatement in the Company's balance sheet as of December 31, 2003 with respect to the accounting treatment of an outstanding loan (the "Loan") of approximately $1.45 million made by the Company during the fiscal year ended December 31, 2003 to a charter school within the District of Columbia, which Loan was reflected as a "mortgage note held for sale" on the Company's balance sheet as of December 31, 2003. The Loan was made as a result of certain relationships maintained by an affiliate and sole equity-holder of the Company (the "Affiliate"). Reznick has indicated that it believes that the Company's Pleading may raise the question of whether the Loan should have been accounted for as a receivable from the Affiliate on the Company's balance sheet for the fiscal year ended December 31, 2003.

            In view of the foregoing, the Audit Committee and the Board re-examined both the accounting treatment of the Loan in the Company's audited financial statements for the fiscal year ended December 31, 2003 and the statement contained in the Pleading that was referenced by Reznick, and discussed both with the members of the Company's management team and such third-party advisers as each deemed necessary and appropriate. Upon conclusion of such review, and after careful consideration of Reznick's position, each of the Audit Committee and the Board concluded that the accounting treatment of the Loan in the Company's audited financial statements for the fiscal year ended December 31, 2003 appeared reasonable and did not appear to represent a misstatement. In view of the foregoing, each of the Audit Committee and the Board declined to conclude that the Company's audited financial statements for the period ending December 31, 2003 should no longer be relied upon.

            Reznick was provided a copy of the disclosures set forth under this
Item 4.02 and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Reznick is attached hereto as Exhibit 16.

Item 9.01     Financial Statements and Exhibits.


       (a) Not applicable.

       (b) Not applicable.

       (c) Not applicable.

       (d) Exhibits.

         Exhibit No.       Description
         -----------       -----------

         16                Letter from Reznick Group, P.C., dated June 28, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    June 28, 2007            SBM CERTIFICATE COMPANY


                                  By:/s/ Eric M. Westbury
                                     --------------------------------
                                     Eric M. Westbury
                                     Chief Executive Officer